UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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☐ Definitive Proxy Statement

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Phathom Pharmaceuticals, Inc.

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Your Vote Counts!PHATHOM PHARMACEUTICALS, INC.2026 Annual Meeting Vote by May 18, 2026 11:59 PM ET PHATHOM PHARMACEUTICALS, INC.100 CAMPUS DRIVE, SUITE 102FLORHAM PARK, NJ 07932V89187-P46902You invested in PHATHOM PHARMACEUTICALS, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 19, 2026.Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting*May 19, 2026 9:00 AM EDT Virtually at:www.virtualshareholdermeeting.com/PHAT2026*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect three class I directors to hold office until the 2029 Annual Meeting of Stockholders. Nominees: Steven Basta For Theodore R. Schroeder For Mark Stenhouse For 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve the compensation of the named executive officers on a non-binding advisory basis (“say-on-pay”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.